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Contract number: 43085381

ADDITIONAL TARGET AGREEMENT

between

Boehringer Ingelheim International GmbH

Binger Strasse 173,
55216 Ingelheim am Rhein,
Germany
("BOEHRINGER")

VAT-ID-No.: DE 811138149

and

Dicerna Pharmaceuticals Inc.

87 Cambridgepark Drive
Cambridge, MA 02140
USA
("DICERNA")

– each also hereinafter referred to as "Party" or collectively as "Parties" –

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This additional target agreement (the “ATA”) is made on December 31, 2018 (the “Effective Date”) under the terms and conditions herein by and between Boehringer Ingelheim International GmbH having a principal place of business at Binger Strasse 173, 55216 Ingelheim, Germany, (hereinafter referred to as “BOEHRINGER”), and Dicerna Pharmaceuticals Inc., 87 Cambridgepark Drive, Cambridge, MA 02140, USA (hereinafter referred to as “DICERNA”).

RECITALS
WHEREAS the Parties have entered into that certain collaborative research and license agreement to engage in a Research Program to develop Candidate Products directed to Targets, contract number 43085381 and effective as of October 27, 2017 (the “Existing Agreement”).
WHEREAS BOEHRINGER, on 19 October 2018 has exercised the Target Option pursuant to Section 2.2 of the Existing Agreement for the additional target [***].
WHEREAS the Parties wish to agree on the Research Work Plan and the financial terms for the Additional Target in this ATA.
WHEREAS the Parties wish to amend the Existing Agreement and agree on a replacement Candidate Product Option and an Additional Target Option for BOEHRINGER.
NOW, THEREFORE, the Parties hereto agree as follows:

1.	Definitions. Terms defined in this ATA are used with those meanings in this ATA. Terms not defined in this ATA are used with the meanings as defined in the Existing Agreement.

2.	Additional Target. The additional target under the Target Option is [***] (the “Additional Target”).

3.
Research Work Plan. The Research Program for the Additional Target shall be conducted by the Parties in accordance with the Research Work Plan attached hereto as APPENDIX 1. The Parties may update and amend the Research Work Plan from time to time by mutual written agreement.

4.	Deliverables. The Deliverables from DICERNA for the Candidate Products for the Additional Target are as follows:

4.1	DICERNA will deliver to BOEHRINGER Candidate Products for further development to achieve [***] with the Research Work Plan.

4.2	DICERNA will deliver to BOEHRINGER the corresponding reports for the Candidate Products that meet the Candidate Criteria.

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5.	Resource Allocation. Resources shall be allocated in accordance with the Research Work Plan and the agreed upon estimated timelines.

5.1
The Parties agree that FTE expenses not listed in the Research Work Plan are valued in terms of the Target Option Fee under Section 5.1 below, and the [***] Milestone Payments under Sections 5.2.1 and 5.2.2 below. The Parties also agree that certain FTE and ancillary expenses listed in the Research Work Plan and marked “reimbursable by BI” will be reimbursable. All other FTE and ancillary expenses are not reimbursable during the Research Program Term. Ancillary expenses incurred during the Development Period for the Replacement Target as listed in the Replacement Target Research Plan will be reimbursable by BOEHRINGER.

5.2
For the Additional Target (in addition to the Target under the Existing Agreement) during the Development Period, DICERNA shall provide FTE support up to [***] hours per annum at no additional costs to BOEHRINGER. Any additional costs to be incurred by BOEHRINGER must be pre-approved in writing.

6.	Payments. With regard to the Additional Target, BOEHRINGER shall make to DICERNA the following payments under this Section 6:

6.1
Target Option Fee. After execution of the ATA and within thirty (30) days following the receipt of a corresponding Invoice, BOEHRINGER shall pay to DICERNA, a one-time non-refundable, non-reimbursable and non-creditable payment of 5,000,000 US dollars (US$ five million) in accordance with Section 4.3 of the Existing Agreement.

6.2
Milestone Payments. With regard to the Additional Target, BOEHRINGER shall make one-off non-refundable milestone payments (each, a “Milestone Payment”) to DICERNA upon the occurrence of each of the milestones events (each, a “Milestone Event”) as set forth below in this Section 6.2 and under the further terms and conditions of the Existing Agreement.

6.2.1	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***] US dollars (US$ [***]) after Start of Development of the first Candidate Product for the Additional Target.

6.2.2	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***] US dollars (US$ [***]) after Start of Development of the second Candidate Product for the Additional Target.

6.2.3	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***] US dollars (US$ [***]) after Initiation of the first Phase I Clinical Trial of a Product for the Additional Target.

6.2.4	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***] US dollars (US$ [***]) after Initiation of the first Phase II Clinical Trial of a Product for the Additional Target.

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6.2.5	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***] US dollars (US$ [***]) after Initiation of the first Phase III Clinical Trial of a Product for the Additional Target.

6.2.6	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***] US dollars (US$ [***]) after the First Commercial Sale of a Product for the Additional Target in the USA.

6.2.7
BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***] US dollars (US$ [***]) after the First Commercial Sale of a Product for the Additional Target in Europe, including the European Economic Area countries and the United Kingdom.

6.2.8	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***] US dollars (US$ [***]) after the First Commercial Sale of a Product for the Additional Target in Japan.

6.2.9
BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***] US dollars (US$ [***]) after the aggregate annual Net Sales of a Product for the Additional Target in a Calendar Year in the Territory exceed [***] US dollars (US$ [***]).

6.2.10
BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***] US dollars (US$ [***]) after the aggregate annual Net Sales of a Product for the Additional Target in a Calendar Year in the Territory exceed [***] US dollars (US$ [***]).

6.2.11
BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***] US dollars (US$ [***]) after the aggregate annual Net Sales of a Product for the Additional Target in a Calendar Year in the Territory exceed [***] US dollars (US$ [***]).

6.3
Royalties. As further consideration for the rights granted by DICERNA to BOEHRINGER hereunder BOEHRINGER shall pay to DICERNA the following royalties on aggregate annual Net Sales in the Territory of each Product for the Additional Target in the amount set forth below.

6.3.1	[***] on the portion of the aggregate annual Net Sales in the Territory of a Product for the Additional Target up to [***] US dollars (US$ [***]);

6.3.2	[***] on the portion of the aggregate annual Net Sales in the Territory of a Product for the Additional Target between [***] US dollars (US$ [***]) and [***] US dollars (US$ [***]);

6.3.3	[***] on the portion of the aggregate annual Net Sales in the Territory of a Product for the Additional Target between [***] US dollars (US$ [***]) and [***] US dollars (US$ [***]); and

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6.3.4	[***] on the portion of the aggregate annual Net Sales in the Territory of a Product for the Additional Target which exceeds [***] US dollars (US$ [***])

7.	The following new Section 2.2A shall be added to the Existing Agreement:

2.2A
Additional Target Option. From time to time during the JRSC meetings, DICERNA may present to BOEHRINGER data on additional targets and DICERNA grants BOEHRINGER an option [***] (the “Additional Target Option”) to add an additional target cleared by an independent third party gatekeeper. The Additional Target Option may be exercised by BOEHRINGER by sending written notice to DICERNA of its election to exercise the Additional Target Option, which notice shall identify the additional target. Upon BOEHRINGER’s exercise of the Additional Target Option, the Parties shall:

(i)	develop and agree to a Research Work Plan for the additional target,

(ii)	agree to the budget for costs and expenses associated with the Research Work Plan, and

(iii)	negotiate in good faith the milestones and royalties associated with the additional target, in the case of each of Section 2.2A(i) - (iii) not longer than one hundred and twenty (120) days after BOEHRINGER’s triggering of the Additional Target Option.
Upon completion of the activities according to Section 2.2A(i) – (iii) above and after mutual agreement of the Research Work Plan and financial terms for the additional target, an Additional Target Option fee in the amount of [***] US dollars (US$ [***]) shall be due (the “Additional Target Option Fee”). Upon payment of the Additional Target Option Fee by BOEHRINGER to DICERNA, such additional target shall become a Target under the Existing Agreement. For the avoidance of doubt, it is understood and agreed by the Parties that for such additional target no upfront payment and only the Additional Target Option Fee pursuant to this Section 2.2A will be paid by BOEHRINGER to DICERNA.

8.	The following new Sections 2.2B and 2.2C shall be added to the Existing Agreement:

2.2B
Replacement Candidate Product Option. Should the First Candidate Product or the Second Candidate Product from the Existing Agreement or the ATA fail in development or in a Clinical Trial [***], DICERNA agrees to provide BOEHRINGER a replacement Candidate Product targeting the same Target as the failed Candidate Product subject to the

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terms and conditions of the agreement for such failed Candidate Product (i.e. the Existing Agreement, or the Existing Agreement and the ATA).

2.2C
Replacement Candidate Product Fee. Upon provision by DICERNA to BOEHRINGER of a replacement Candidate Product pursuant to Section 7 above, and within thirty (30) days following the receipt of a corresponding Invoice, BOEHRINGER shall pay to DICERNA, a one-time non-refundable, non-reimbursable and non-creditable payment of [***] US dollars (US$ [***]).

9.
After execution of this ATA and payment of the Target Option fee in accordance with Section 6.1, the Additional Target shall become a Target under the Existing Agreement, as stipulated in Section 2.2 of the Existing Agreement, to which the further terms and conditions of the Existing Agreement apply. For the avoidance of doubt, in case of inconsistencies between this ATA and the Existing Agreement, the terms of this ATA shall prevail with regard to the Additional Target.

10.	Concluding Provisions.

10.1
Assignment. Neither Party shall be entitled to assign or otherwise transfer its rights and/or obligations under this ATA in whole or in part to any Third Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, provided that, however, each Party may assign this ATA to (i) any Affiliate, and (ii) any successor corporation or entity resulting from any Change of Control of such Party, and provided that the Affiliate, entity or Third Party to which this ATA is assigned expressly agrees in writing to assume and be bound by all obligations of the assigning Party under this ATA. Each Party agrees to be responsible for the actions and omissions of its Affiliates under this ATA.

10.2
Entire Agreement; Amendments. This ATA sets forth the entire agreement between the Parties with regard to the Additional Target and supersedes all previous and contemporaneous negotiations, representations or agreements, written or oral, regarding the subject matter hereof. This ATA may be amended only by an instrument in writing duly executed on behalf of the Parties. In case of inconsistencies between this ATA and any Appendix hereof, the terms of this ATA shall prevail unless agreed to explicitly that the Appendix should prevail.

10.3
Force Majeure. Neither Party shall be liable or deemed in default for failure to perform any duty or obligation that such Party may have under this ATA where such failure has been occasioned by any act of God, fire, external strike, inevitable accidents, war, or any other cause outside the reasonable control of that Party, and occurring without its fault or negligence. The Party whose performance has so been interrupted shall give the other Party notice of the interruption and cause thereof, and shall use every reasonable means to resume full performance of this ATA as soon as possible.

10.4
Waiver. The failure of either Party to require performance by the other Party of any of that other Party’s obligations under this ATA shall in no manner affect the right of such Party to enforce the same at a later time. No waiver by any Party of

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any condition, or of the breach of any provision, term, representation or warranty contained in this ATA shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or of any other condition or of the breach of any other provision, term, representation, or warranty hereof. The remedies provided in this ATA are not exclusive and the Party suffering from a breach or default of this ATA may pursue all other remedies, both legal and equitable, alternatively or cumulatively.

10.5
Severability. In the event that any provision or portion thereof in this ATA is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this ATA and its validity, as it is the intent of the Parties that this ATA shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this ATA shall be construed as if such provision of portion thereof had never been contained in this ATA, and there shall be deemed substituted therefore such provision as will most nearly carry out the intent of the Parties as expressed in this ATA to the fullest extent permitted by Applicable Law unless doing so would have the effect of materially altering the right and obligations of the Parties.

10.6
Notices. Any notices and Invoices given under this ATA shall be in writing and shall be addressed as follows (or at such other address for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

If to DICERNA:

Dicerna Pharmaceuticals, Inc.
87 Cambridgepark Drive
Cambridge, MA 02140
Attention: President and Chief Executive Officer
Facsimile: [***]
E-mail:[***]

With a copy to:

Dicerna Pharmaceuticals, Inc.
87 Cambridgepark Drive
Cambridge, MA 02140
Attention: Legal Department

If to BOEHRINGER:

Boehringer Ingelheim International GmbH
Attn: Strategic Transactions and Alliance Management
Binger Strasse 173
55216 Ingelheim am Rhein
Germany

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Fax: [***]

With a copy to:

Head of Legal
(Address as above)
Fax: [***]

10.7	Governing Law. This ATA shall be construed in accordance with and governed exclusively by the law of the State of New York, without reference to its rules of conflict of law.

10.8	Dispute Resolution; Arbitration. Any dispute arising out of or in connection with this ATA shall be settled, in accordance with Section 11.8 of the Existing Agreement.

10.9
Independent Contractors. In the performance of this ATA each Party shall be an independent contractor and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Therefore, no Party shall be entitled to any benefits applicable to any employees of the other Party. No Party is authorized to act as an agent for the other Party for any purpose, and no Party shall enter into any contract, warranty, representation, or commitment of any kind as to any matter on behalf of the other Party, without the prior written consent of the other Party.

10.10
Third Party Beneficiaries. None of the provisions of this ATA shall be for the benefit of or enforceable by any Third Party, including, without limitation, any creditor of either Party. No such Third Party shall obtain any right under any provision of this ATA or shall by reasons of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against either Party.

10.11
Non-Employment. Each Party shall at all times be and remain the sole employer of persons assigned to the performance of work by such Party hereunder and shall assume any and all obligations, responsibilities and risks to such employment and the possible termination thereof.

10.12	Headings. The captions to the Sections of this ATA are not a part of this ATA, but are merely for convenience to assist in locating and reading the several Sections of this ATA.

10.13
Further Assurances. Each of DICERNA and BOEHRINGER agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this ATA or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under this ATA. Each person executing

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this ATA on behalf of a Party represents and warrants his/her capacity and authority to do so.

[The remainder of this page is intentionally blank. Signatures on the following page.]
IN WITNESS WHEREOF, the Parties have executed this ATA in duplicate originals by their duly authorized representatives as of the date and year first above written

Boehringer Ingelheim International GmbH

By:     /s/ Dr. Jochen Gann
Name: Dr. Jochen Gann
Title: Head of CDept. Finance

Boehringer Ingelheim International GmbH

By:     /s/ Dorothee Schwall-Rudolph
Name: Dorothee Schwall-Rudolph
Title: Head of Corp. Legal IU

Dicerna Pharmaceuticals Inc.

By:     /s/ John B. Green
Name: John B. Green
Title: Chief Financial Officer

Appendices:

Appendix 1: Research Work Plan

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APPENDIX 1

Research Work Plan

The Research Work Plan shall be added as an attachment no later than January 11, 2019.